Exhibit 10.8

SECOND AMENDMENT TO

SUPPLY AND DISTRIBUTION AGREEMENT

This Second Amendment modifies the Supply and Distribution Agreement by and between Kadmon Pharmaceuticals, LLC, a Pennsylvania Limited Liability Company (“KADMON”), with its principal place of business at 119 Commonwealth Drive, Warrendale, PA 15086 and Camber Pharmaceuticals, Inc., a Delaware company (“CAMBER”), with its principal place of business at 1031 Centennial Avenue, Piscataway, NJ 08854, effective as of February 23, 2016 and amended on May 20, 2016 (collectively, the “Agreement”).  Capitalized terms not otherwise defined herein have the meanings ascribed to them in the Agreement.

RECITALS

WHEREAS, KADMON and CAMBER previously entered into the Agreement for the purposes of marketing, selling and distributing the Products in the Territory;

WHEREAS, CAMBER has Regulatory Approval to manufacture, sell, and distribute the Products identified in the revised Product Appendix attached hereto, and has, either directly or through its Affiliates, the capability to manufacture the Products;

WHEREAS, KADMON wishes to obtain commercial supplies of the Products identified in the revised Product Appendix attached hereto from CAMBER for distribution by KADMON in the Territory; and

WHEREAS,  CAMBER desires to appoint KADMON, and KADMON desires to accept such appointment by CAMBER, as a Distributor for the purposes of marketing, selling and distributing the Products identified in the revised Product Appendix attached hereto in the Territory, subject to the terms and conditions of the Agreement.

NOW, THEREFORE, in consideration of the representations, warranties and covenants set forth herein, the Parties agree to amend the Agreement as follows:

1.	This Amendment shall become effective the date it is fully executed by both parties (the “Effective Date”).

2.	Exhibit A of the Agreement shall be replaced with the revised Exhibit A attached hereto.

3.	Exhibit D of the Agreement shall be replaced with the revised Exhibit D attached hereto.

4.

To the extent not otherwise changed or affected by this Amendment, both Parties agree that all terms, conditions, provisions and/or covenants included in the original Agreement will continue to have the same force and effect intended.

[signature page to follow]

IN WITNESS WHEREOF, the parties hereto have each caused this Amendment to be executed by their duly authorized officers.

KADMON PHARMACEUTICALS, LLC
By:________________________________ Name & Title: Eva Heyman, Chief Commercial Officer Date: March 22, 2017
CAMBER PHARMACEUTICALS, INC.
By:________________________________ Name & Title:
Date:

Exhibit A: Product Appendix

Product	Dosage	Unit	NDC
Tetrabenazine	12.5MG	112 CT	31722-821-11
Tetrabenazine	25MG	112 CT	31722-822-11
Valganciclovir	450MG	60 CT	31722-832-60
ABACAVIR	300MG	60 CT	31722-557-60
ENTECAVIR	0.5MG	30 CT	31722-833-30
ENTECAVIR	0.5MG	90 CT	31722-833-90
ENTECAVIR	1MG	30 CT	31722-834-30
LAMIVUDINE	100MG	60 CT	31722-752-60
LAMIVUDINE	150MG	60 CT	31722-753-60
LAMIVUDINE	300MG	30 CT	31722-754-30
LAMIVUDINE/ ZIDOVUDINE	150MG/300MG	60 CT	31722-506-60

Exhibit D: Pricing

Product	Dosage	Unit	NDC	Price
Tetrabenazine	12.5MG	112 CT	31722-821-11	$500.00 per unit
Tetrabenazine	25MG	112 CT	31722-822-11	$950.00 per unit
Valganciclovir	450MG	60 CT	31722-832-60	$726.00 per unit
ABACAVIR	300MG	60 CT	31722-557-60	$94.00 per unit
ENTECAVIR	0.5MG	30 CT	31722-833-30	$126.86 per unit
ENTECAVIR	0.5MG	90 CT	31722-833-90	$400.59 per unit
ENTECAVIR	1MG	30 CT	31722-834-30	$126.86 per unit
LAMIVUDINE	100MG	60 CT	31722-752-60	$122.29 per unit
LAMIVUDINE	150MG	60 CT	31722-753-60	$35.09 per unit
LAMIVUDINE	300MG	30 CT	31722-754-30	$35.09 per unit
LAMIVUDINE/ ZIDOVUDINE	150MG/300MG	60 CT	31722-506-60	$46.78 per unit